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TATA TELESERVICES LIMITED

Exhibit 10.3

Purchase Order

AXESSTEL	PO Number: 1005400125

15373 Innovation Drive Ste. 200	PO Date:	20-Apr-04
	Currency:	USD
	Revision Number:	0
San Diego 92128	PR NO.:	1005300137
California	CAPEX No.:	NIUs
US	RFQ NO.:

Vendor Code 13656

We have pleasure in informing you that, your offer referred above, has been accepted to the extent indicated below. You will arrange to supply, subject to the terms and conditions stated below.

Bill No.	Item Description	UOM		Quantity		Unit Price		Net Value
1	UTM010107 NIU COMPLETE PACK: AXW [***]	Each		[	***]	[	***]	[	***]

				Total Purchase Order Value				[	***]

US Dollar [***]**
Ln No.	Item Tax Description	Dly Qty		Dly Date		Mode Rate (%)		Dly. Location Tax Amount
1	UTM010107	[	***]	[	***]	[	***]	Kukatpally Inventory

Terms of delivery :
Shipping instruction :
Terms of payment :
Vendor Note :	Kindly refer to Annexure for Scope of Work, Exclusivity, Price, Delivery Schedule, Payment Terms, Warranty Period, After Sales Service, Exit Clause, Assignment, Packaging and Brand Development.

PO Attachments:
Delivery Location:	Billing Location:

Tata Teleservices Ltd.,	Tata Teleservices Ltd.,
2-11	3-11
Hydemagar	Hydemagar
Kukatpally	Kukatpally
Hyderabad 500072	Hyderabad 500072
Andra Pradesh	Andra Pradesh
INDIA	INDIA
T.No.: +91-40-6100373	T.No.: 91-40-6100373
P.No.: +91-40-3051679	P.No.: +91-40-3051679
Contact Person: B S Rao

Note: Please mention our PO Number in all your future correspondence. Please acknowledge this Order immediately. If no acceptance is received within 7 days, it is presumed that you have accepted the order.	For Tata Teleservices Ltd. /s/ [Illegible]
CST Reg No: LST Reg No: IEC No:	Authorized Signatory

Confidential portions of this document have been

redacted and filed separately with the Commission

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TATA TELESERVICES LIMITED

Exhibit 10.3

Purchase Order

AXESSTEL	PO Number:	1005400125

TATA TELESERVICES LIMITED

CONDITIONS OF CONTRACT

1.	Quality and Workmanship: The goods shall be of the best quality and workmanship and comply with the requirements of the Purchase Order in all respects to the satisfaction of TTL. The Contractor/Vendor shall supply the goods in accordance with the particulars given in the Purchase Order unless any deviation is authorized as an exception expressly specified in the Purchase Order.

2.	Guarantee: The Contractor/Vendor shall be responsible, for a period of [***] after goods have been taken over by TTL, for any defects which may develop under the conditions provided for by the contract and under proper use, arising from faulty materials, design or workmanship and shall remedy such defects at his own cost when called upon to do so by TTL. If it becomes necessary for Contractor/Vendor to replace or renew any defective portion of the goods, such replacement or renewal shall be made by the Contractor without any extra cost to TTL.

3.	Samples: Samples submitted for any reason shall be supplied [***] as regards safe custody.

4.	Packing: [***] The packing and marking of packages shall be done by at the expense of the Contractor/Vendor. Each package shall contain a Packing Note quoting Purchase Order No. and Date and showing its contents in detail.

5.	Sales Tax and Excise Duty: Sales Tax, Local or Central/Excise Duties where leviable and intended to be claimed from TTL should distinctly be shown along with the price quoted. Where this is not done, no claim for ST/ED will be admitted at later stage on any ground whatsoever.

6.	Deliveries: The date of delivery of goods stipulated in the Purchase Order shall be deemed to be of the essence of the Contract, and delivery must be completed not later than the dates specified therein. Should the Contractor/Vendor fail to deliver the goods or any consignment thereof within the period prescribed for such delivery, TTL shall be entitled at their option either:

(i)	To recover from the Contractor/Vendor as agreed [***];

(ii)	To purchase elsewhere, without notice to the Contractor/Vendor on the account and at the risk of the Contractor/Vendor, the goods not delivered or others of a similar description without canceling the contract in respect of consignments not yet due for deliver; or

(iii)	to cancel the Contract/Purchase Order.

7.	Extension of Delivery Time: As soon as it is apparent that contract dates cannot be adhered to, the Contractor/Vendor shall send an application to TTL. Without prejudice to the foregoing right, if such failure to deliver in proper time as aforesaid shall have raised from any cause which TTL may admit as reasonable ground for an extension of the time, they may allow such additional time as they consider to be justified by circumstances of the case.

8.	Inspection and Consequences of Rejection: The goods on receipt in TTL will be subject to inspection and taste if necessary and TTL inspector’s decision as regards acceptance/rejection of goods [***]. If any goods are rejected TTL shall be at liberty to:

Confidential portions of this document have been

redacted and filed separately with the Commission

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TATA TELESERVICES LIMITED

Exhibit 10.3

Purchase Order

AXESSTEL	PO Number:	1005400125

(i)	allow the Contractor/Vendor to replace those rejected goods within a time specified by TTL, the Contractor/Vendor bearing the cost of freight in such replacement without being entitled to any extra payment; or

(ii)	buy the quantity of goods rejected or others of a similar nature elsewhere at the risk and cost of the Contractor/Vendor without affecting the Contractor’s liability as regards the supply of any further consignments due under the contract; or

(iii)	terminate the Contract/cancel the purchase order and recover from the Contractor/Vendor the loss TTL may thereby incur. The Contractor/Vendor shall not be entitled to any gain on the repurchase.

The goods rejected by TTL’s inspector must be removed by the Contractor/Vendor within [***] from the date of receipt of rejection and at his own cost, failing which the Contractor/Vendor shall be liable to pay [***]. If the goods are not removed within [***] from the date of intimation of rejection, the goods shall be liable to be sold by TTL at the Contractor’s risk and responsibility and the proceeds adjusted towards [***].

9.	Appropriation: Whenever under this contract any sum of money is recoverable from and payable by the Contractor/Vendor, TTL shall be entitled to recover such sum by appropriating, in part or whole by deducting any sum then due or which at any time thereafter may become due to the Contractor/Vendor shall pay to TTL on demand the remaining balance due.

10.	Indemnity: The Contractor/Vendor shall at times indemnify TTL against all claims which may be made in respect of the goods for infringement of any right protected by patent, registration of design or trademark and shall [***].

11.	Subcontracting: Neither of the parties of this contract shall be entitled without the other party’s consent, assign or transfer to a third party all or part of the benefits or obligations of this contract.

12.	Arbitration: Any dispute or difference which may arise out of this Contract and cannot be settled in an amicable way between the contracting parties shall be settled by arbitration. The arbitration shall be conducted in accordance with the Arbitration and Conciliation Act of 1996.

13.	Jurisdiction: The courts of [***] only shall have jurisdiction to deal with and decide any legal matters or disputes whatsoever arising our of this Contract.

Confidential portions of this document have been

redacted and filed separately with the Commission

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TATA TELESERVICES LIMITED

Exhibit 10.3

Purchase Order

AXESSTEL	PO Number:	1005400125

For Internal Use Only:

Line No.	Item	Distribution No.	Project No.	Task No.	Destination Type
1	UTM010107	1			INVENTORY

Confidential portions of this document have been

redacted and filed separately with the Commission

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Annexure to PO for procurement of FWPs from Axesstel.

1.	Scope of Work:

Supply of [***] nos of FWP Model No AXW-[***]. (Another PO of [***] units will be sent from M/s Tata Teleservices Maharashtra Limited)

Any new models to be introduced by Axesstel will be included as part of this proposed order quantity. However, prices for the new models will be negotiated as and when they are offered.

2.	Exclusivity:

Axesstel will provide exclusivity for all its CDMA 1X products for use in India to Tata Teleservices Ltd. during the tenure of this PO.

[***]

3.	Price [***]:

[***]

[***]

4.	Delivery Schedule

•	TTSL – June [***] units, July [***] units.

•	TTML – June [***] units, July [***] units

•	Axesstel shall intimate to both TTSL and TTML the dispatch dates within 7 days of receipt of this order.

•	Quantities for Aug. and Sept. ‘04 for both TTSL and TTML shall be indicated after receipt of 1st consignment.

In case of delay in dispatch for reasons attributable to Axesstel, Axesstel shall [***] on the delayed shipment.

5.	Payment Terms: Payment will be through irrevocable and confirmed Letters of Credit established through Indian banks with a buyer usance period of 36 months.

Interest for the usance period will be [***]. The Letters of Credit will be confirmed by Axesstel [***].

Within 7 days of receipt of this PO, Axesstel shall indicate the name & other details of their Bankers, port of dispatch, specific terms & conditions that need to be put on the LC.

TTSL shall open LCs on Axesstel on consignment basis as per the schedule of dispatch.

6.	Warranty period:

Main Unit: [***] from the date of manufacturing subject to a minimum of [***] from date of activation.

Battery: [***] from date of manufacturing.

During Warranty Axesstel shall provide all after sales service of the fixed wireless phone to customers of Tata Teleservices Ltd. as per agreed conditions & timelines.

Confidential portions of this document have been

redacted and filed separately with the Commission

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In line with the Tata Teleservices Limited road map any support required in form of software upgrades etc. shall be provided by Axesstel [***].

7.	After Sales service:

Both during warranty and post warranty Axesstel shall directly or through third part provide after sales service as per TTSL’s after sales service norms/agreement.

8.	Exit clauses:

In the event the material supplied by Axesstel is not acceptable in our network or due to obsolescence of technology or product or due to breach of any of the contractual terms by Axesstel, TTSL reserves the right to terminate this contract forthwith and no consequential damages what so ever shall be payable to Axesstel by TTL. In the event of such termination all open POs with Axesstel will automatically stand cancelled.

9.	Assignment: Tata Teleservices Ltd. shall have the right to assign the contract in part or full in favor of any third party.

10.	Packaging & Brand development: Both Materials and packaging boxes shall be branded as per requirement of Tata Teleservices Ltd. at no additional cost.

Confidential portions of this document have been

redacted and filed separately with the Commission